UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report: March 20, 2008
(Date of earliest event reported)

Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13797 (Commission File Number)	34-1608156 (I.R.S. Employer Identification Number)

200 Public Square, Suite 1500, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant’s telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 18, 2008, the Board of Directors of Hawk Corporation (“Hawk”) appointed B. Christopher DiSantis, age 37, as President and Chief Operating Officer of Hawk.  Mr. DiSantis will continue to serve as president of Hawk’s Wellman Products and Hawk Racing segments, positions he has held since May 2006.  From 2002 until 2006, Mr. DiSantis served as president of two of Hawk’s operating groups:  Hawk Motors, which manufactured electrical motor components, and Hawk Precision Components, which manufactured powder metal parts.  Both divisions were subsequently sold.  Mr. DiSantis joined Hawk in 2000 as head of corporate development.

Ronald E. Weinberg, previously Hawk’s chairman, chief executive officer, president and a director, remains as Hawk’s chairman, CEO and a director.

A copy of the press release announcing the appointment of Mr. DiSantis as president and COO is attached as Exhibit 99.1 to this Form 8-K

Item 7.01. Regulation FD Disclosure.

On March 20, 2008, Hawk Corporation issued a press release announcing the appointment of B. Christopher DiSantis to President and COO of Hawk Corporation, effective immediately. The press release is attached as Exhibit 99.1 and is also available at Hawk’s website at www.hawkcorp.com. Pursuant to General Instruction B, subsection 2, of Form 8-K, Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that section.

This press release includes forward-looking statements within the meaning of the federal securities laws with respect to the Company’s financial results and future operations and, as such, concerns matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such statements. Reference is made to Hawk’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2006, its quarterly reports on Form 10-Q, and other periodic filings, for a description of the foregoing and other factors that could cause actual results to differ materially from those in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

 Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

99.1	Hawk Corporation Press Release dated March 20, 2008

 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2008	HAWK CORPORATION
	By:	/s/ Thomas A. Gilbride
Thomas A. Gilbride
Vice President – Finance and Treasurer

 EXHIBIT INDEX

Exhibit Number	Description
99.1	Hawk Corporation Press Release dated March 20, 2008